FOR IMMEDIATE RELEASE

INVESTORS CONTACT:                                 MEDIA CONTACT:
Linda Snyder                                       Robert Schettino
408/220-8405                                       408/220-8179
Linda_snyder@hyperion.com                          Robert_schettino@hyperion.com

                             HYPERION REPORTS SOLID
                          FISCAL THIRD QUARTER RESULTS

         TOTAL REVENUES INCREASE 6%, EARNINGS PER SHARE MORE THAN DOUBLE
                           OVER SAME PERIOD LAST YEAR

SUNNYVALE, CALIF., APRIL 22, 2003 - Hyperion (Nasdaq: HYSL), the global leader in Business Performance Management software, today announced financial results for its third quarter of fiscal 2003 ended March 31, 2003.

      Total revenues for the quarter increased six percent to $126.6 million, compared to $120.0 million for the same quarter a year ago. Software license revenue was $50.4 million, compared to $50.0 million for the same period a year ago. Maintenance and services revenue increased nine percent to $76.1 million, compared to $70.0 million for the same period a year ago.

      The company reported net income for the quarter of $8.3 million, or $0.23 per diluted share, compared to net income of $3.1 million, or $0.09 per diluted share, for the third quarter of fiscal 2002.

      Hyperion strengthened its balance sheet yet again during the quarter, increasing cash and short-term investments, net of $50 million of long-term debt, to $338.7 million at March 31, 2003. This compares to $221.8 million in cash and short-term investments, net of $90.9 million of long-term debt, at March 31, 2002. Cash flow from operations for the quarter was $32.2 million.

      "Despite an uncertain economic and geopolitical environment, our fiscal third quarter financial results were solid," said Jeff Rodek, Hyperion's chairman and chief executive officer. "We continued to execute on our business strategy in a tough economy and expanded upon our leadership in the Business Performance Management sector. Sales of our suite-based applications nearly doubled year-over-year. License revenue booked through our indirect channel comprised 30% of total license revenue, up from 26% reported a year ago, largely due to the continued overall strength of our IBM partnership and IBM's strong revenues generated during its fiscal fourth quarter.

      "Our operating margin was 10% for both the quarter and the first nine-months of fiscal 2003," continued Mr. Rodek, "and is three times higher than what we reported for the comparable nine-month

Hyperion Reports Fiscal Third Quarter Results                               p. 2

period last year. Days sales outstanding were 55 days at March 31, 2003, well below the industry norm of 70-80 days.

      "Our ability to sustain our market leadership is directly attributable to the strength and differentiation of our products, which offer industry-leading scalability, enhanced functionality, interoperability across applications, and end-to-end financial and operational reporting," concluded Mr. Rodek. "We're seeing continued demand for our products because they provide insight to improve performance across the entire business enterprise, not just within the walls of corporate finance. With our recently announced product innovations, along with our acquisition of The Alcar Group's assets, we plan to further establish Hyperion as the market leader in the Business Performance Management category."

OTHER RECENT DEVELOPMENTS

Significant company developments include:

- Major customer wins at Bunge Management Services, Carilion Health System, Cinergy Services, Food Lion, HealthNet, and Wolters Kluwer in the U.S.; Arab Bank and Compass Group in the UK; Decathlon of France; Outokumpu Oyj of Finland; Saes Getters of Italy; and Amcor in Australia;

- The completion in April of the acquisition of the assets of The Alcar Group, a leading strategic financial modeling company, resulting in the addition of the Hyperion Strategic Finance product to Hyperion's product family;

- Launch of version 3.0 of Hyperion's suite-based applications as well as additional innovations announced across all of the company's other major product categories; and

- An overall product rating of "Excellent" earned in the first-ever SPEX Business Performance Management software evaluation conducted by SPEX, a division of META Group.

CONFERENCE CALL AND WEBCAST

      Hyperion executive management will host a conference call at 5:00 p.m. ET today to discuss these financial results. The conference call will be webcast live with access through the Hyperion Web site at www.hyperion.com. A replay of the webcast will also be available from the company's Web site.

ABOUT HYPERION

      Hyperion is the global leader in Business Performance Management software that enables companies to translate strategies into plans, monitor execution and provide insight to improve financial and operational performance. More than 6,000 customers worldwide use Hyperion's Business Performance Management family of packaged and tailored applications, and its leading business

Hyperion Reports Fiscal Third Quarter Results                               p. 3

intelligence platform. Hyperion has a network of more than 330 partners to provide innovative and specialized Business Performance Management solutions and services.

      Headquartered in Sunnyvale, California, Hyperion generated annual revenues of $492 million in fiscal 2002. The company employs more than 2,100 people in 20 countries and is represented in 16 additional countries through distributor relationships. Hyperion is traded under the Nasdaq symbol HYSL. For more information, please visit www.hyperion.com, www.hyperion.com/contactus or call 800 286 8000 (U.S. only).

SAFE HARBOR STATEMENT

Statements in this press release other than statements of historical fact are forward-looking statements, including, but not limited to, statements concerning the company's expected increase in selling opportunities, future financial performance and results of operations. Such statements constitute anticipated outcomes and do not assure results. Actual results may differ materially from those anticipated by the forward-looking statements due to a variety of factors including, but not limited to, changes in general economic conditions, competition and uncertain market acceptance of new products. For a more detailed discussion of factors that could affect the company's performance and cause actual results to differ materially from those anticipated in the forward-looking statements, interested parties should review the company's filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K filed on September 25, 2002, and the Quarterly Report on Form 10-Q filed on February 7, 2003. The company does not undertake an obligation to update its forward-looking statements to reflect future events or circumstances.

                                      # # #

Hyperion is a registered trademark of Hyperion Solutions Corporation. All other trademarks and company names mentioned are the property of their respective owners.

                         HYPERION SOLUTIONS CORPORATION
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                    (In thousands, except per share amounts)

                                             THREE MONTHS ENDED              NINE MONTHS ENDED
                                                  MARCH 31,                       MARCH 31,
                                            2003            2002            2003            2002
                                          ---------       ---------       ---------       ---------
                                         (Unaudited)     (Unaudited)     (Unaudited)     (Unaudited)
REVENUES
       Software licenses                  $  50,449       $  49,979       $ 146,176       $ 134,977
       Maintenance and services              76,110          69,980         226,299         221,221
                                          ---------       ---------       ---------       ---------
TOTAL REVENUES                              126,559         119,959         372,475         356,198

COSTS AND EXPENSES

Cost of revenues:
       Software licenses                      4,136           4,256          10,782          10,823
       Maintenance and services              34,119          32,529          98,654         103,205
Sales and marketing                          46,932          44,604         136,672         129,661
Research and development                     18,598          18,124          54,577          53,743
General and administrative                   10,412          16,279          34,231          47,008
Restructuring charges                            --            (418)            596              44
                                          ---------       ---------       ---------       ---------
TOTAL COSTS AND EXPENSES                    114,197         115,374         335,512         344,484
                                          ---------       ---------       ---------       ---------
OPERATING INCOME                             12,362           4,585          36,963          11,714

Interest and other income                     1,458           1,437           4,491           5,504
Interest and other expense                     (698)         (1,202)         (2,332)         (3,531)
Gain on redemption of debt                       --              --             478              --
                                          ---------       ---------       ---------       ---------
INCOME BEFORE INCOME TAXES                   13,122           4,820          39,600          13,687
                                          ---------       ---------       ---------       ---------
Provision for income taxes                    4,855           1,735          14,652           4,927
                                          ---------       ---------       ---------       ---------
NET INCOME                                $   8,267       $   3,085       $  24,948       $   8,760
                                          =========       =========       =========       =========

EARNINGS PER SHARE
       Basic                              $    0.24       $    0.09       $    0.73       $    0.27
       Diluted                            $    0.23       $    0.09       $    0.71       $    0.26

WEIGHTED AVERAGE SHARES OUTSTANDING
       Basic                                 34,795          32,918          34,119          32,694
       Diluted                               36,078          34,107          35,231          33,259


Notes:

(1) Certain prior period amounts have been reclassified to conform with the current period presentation.

                          HYPERION SOLUTIONS CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                         (In thousands, except par value)

                                                                          MARCH 31,        JUNE 30,
                                                                             2003            2002
                                                                          ---------       ---------
                                                                         (Unaudited)
ASSETS
Current assets:
       Cash and cash equivalents                                          $ 378,860       $ 311,130
       Short-term investments                                                 9,923          19,128
       Accounts receivable, net of allowances of $10,460 and $10,660         77,287         110,196
       Deferred income taxes                                                 13,718          15,495
       Prepaid expenses and other current assets                             14,293          17,240
                                                                          ---------       ---------
TOTAL CURRENT ASSETS                                                        494,081         473,189

Property and equipment, net                                                  65,586          69,866
Goodwill                                                                      8,281           8,171
Intangible assets, net                                                        7,103           8,493
Deferred income taxes                                                        17,338          17,993
Other assets                                                                  5,964           6,178
                                                                          ---------       ---------
TOTAL ASSETS                                                              $ 598,353       $ 583,890
                                                                          =========       =========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
       Accounts payable and accrued expenses                              $  39,455       $  50,858
       Accrued employee compensation and benefits                            33,484          39,005
       Income taxes payable                                                     232              --
       Deferred revenue                                                      99,279          94,910
       Other current liabilities                                              4,595           6,915
                                                                          ---------       ---------
TOTAL CURRENT LIABILITIES                                                   177,045         191,688

Long-term debt                                                               50,040          80,802
Other liabilities                                                            11,686          11,743

Stockholders' equity:
       Preferred stock - $0.001 par value; 5,000 shares authorized;
              none issued                                                        --              --
       Common stock - $0.001 par value; 300,000 shares authorized;
              36,384 and 34,662 shares issued and outstanding                    36              35
       Additional paid-in capital                                           264,722         227,563
       Treasury stock, at cost: 1,343 and 1,344 common shares               (23,091)        (23,097)
       Deferred stock-based compensation                                     (3,090)             --
       Retained earnings                                                    128,420         103,472
       Accumulated other comprehensive loss                                  (7,415)         (8,316)
                                                                          ---------       ---------
TOTAL STOCKHOLDERS' EQUITY                                                  359,582         299,657
                                                                          ---------       ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                $ 598,353       $ 583,890
                                                                          =========       =========

                                HYPERION SOLUTIONS CORPORATION
                       CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                        (In thousands)

                                                                                            NINE MONTHS ENDED
                                                                                                MARCH 31,
                                                                                          2003            2002
                                                                                       ---------       ---------
                                                                                      (Unaudited)     (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                             $  24,948       $   8,760
Adjustments to reconcile net income to net cash provided by operating activities:
     Gain on redemption of debt                                                             (478)             --
     Gain on sale of assets                                                                  (35)             --
     Depreciation and amortization                                                        21,113          24,067
     Provision for accounts receivable allowances                                          5,378          14,358
     Deferred income taxes                                                                 2,449             314
     Income tax benefit from exercise of stock options                                     4,946             974
Changes in operating assets and liabilities:

     Accounts receivable                                                                  28,769          46,290
     Prepaid expenses and other current assets                                              (464)            694
     Other assets                                                                           (203)           (304)
     Accounts payable and accrued expenses                                               (10,760)         (7,592)
     Accrued employee compensation and benefits                                           (5,793)           (903)
     Income taxes payable                                                                  3,899          (3,102)
     Deferred revenue                                                                      3,183         (13,107)
     Other current liabilities                                                            (3,810)         (6,780)
     Other liabilities                                                                      (297)         (2,166)
                                                                                       ---------       ---------
Net cash provided by operating activities                                                 72,845          61,503
                                                                                       ---------       ---------
CASH FLOWS FROM INVESTING ACTIVITIES
     Purchases of investments                                                            (12,093)        (29,657)
     Proceeds from maturities of investments                                              21,280          41,203
     Purchases of property and equipment                                                 (13,635)        (10,740)
     Proceeds from sale of property and equipment                                            455              --
     Purchases of intangible assets                                                       (1,647)         (3,935)
     Payments for acquisitions                                                                --          (1,000)
                                                                                       ---------       ---------
Net cash used in investing activities                                                     (5,640)         (4,129)
                                                                                       ---------       ---------
CASH FLOWS FROM FINANCING ACTIVITIES
     Principal payments on mortgage loan                                                  (2,298)           (180)
     Redemption of debt                                                                  (27,930)             --
     Treasury stock transactions, net                                                          6              64
     Proceeds from exercise of stock options and employee stock purchase plan             29,058           8,629
                                                                                       ---------       ---------
Net cash provided by (used in) financing activities                                       (1,164)          8,513

Effect of exchange rate on cash and cash equivalents                                       1,689             911
                                                                                       ---------       ---------
INCREASE IN CASH AND CASH EQUIVALENTS                                                     67,730          66,798
Cash and cash equivalents at beginning of period                                         311,130         232,904
                                                                                       ---------       ---------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                             $ 378,860       $ 299,702
                                                                                       =========       =========

SUPPLEMENTAL CASH FLOW INFORMATION:

     Cash paid for income taxes                                                        $   2,788       $   6,062
     Cash paid for interest                                                            $   3,097       $   4,129

                      HYPERION SOLUTIONS CORPORATION
                       Supplemental Financial Data
                              Q3 Fiscal 2003
                       (Unaudited, $ in thousands)


                                                                                   FISCAL 2002
                                                    --------------------------------------------------------------------------
                                                           Q1                 Q2                 Q3                Q4
                                                    ----------------   ----------------   ----------------   -----------------
               REVENUE ANALYSIS

Software License Revenue                            $  38,808    33%   $  46,190    39%   $  49,979    42%   $  61,089    45%
Maintenance and Services Revenue:
       Maintenance Revenue                             43,876    37%      44,883    38%      46,699    39%      50,594    37%
       Consulting and Training Revenue [1]             34,652    30%      27,830    23%      23,281    19%      24,137    18%
                                                    ---------   ---    ---------   ---    ---------   ---    ---------   ---
Total Maintenance and Services Revenue                 78,528    67%      72,713    61%      69,980    58%      74,731    55%
                                                    ---------   ---    ---------   ---    ---------   ---    ---------   ---
TOTAL REVENUE                                       $ 117,336   100%   $ 118,903   100%   $ 119,959   100%   $ 135,820   100%
                                                    ---------   ---    ---------   ---    ---------   ---    ---------   ---

             REVENUE BY GEOGRAPHY

North America                                       $  78,794    67%   $  73,699    62%   $  79,999    67%   $  85,563    63%
International                                          38,542    33%      45,204    38%      39,960    33%      50,257    37%
                                                    ---------   ---    ---------   ---    ---------   ---    ---------   ---
TOTAL REVENUE                                       $ 117,336   100%   $ 118,903   100%   $ 119,959   100%   $ 135,820   100%
                                                    ---------   ---    ---------   ---    ---------   ---    ---------   ---

     SOFTWARE LICENSE REVENUE BY GEOGRAPHY

North America                                       $  22,572    58%   $  24,458    53%   $  31,697    63%   $  36,972    61%
International                                          16,236    42%      21,732    47%      18,282    37%      24,117    39%
                                                    ---------   ---    ---------   ---    ---------   ---    ---------   ---
TOTAL SOFTWARE LICENSE REVENUE                      $  38,808   100%   $  46,190   100%   $  49,979   100%   $  61,089   100%
                                                    ---------   ---    ---------   ---    ---------   ---    ---------   ---

      SOFTWARE LICENSE REVENUE BY CHANNEL

Direct                                              $  28,056    72%   $  35,065    76%   $  36,809    74%   $  47,246    77%
Indirect                                               10,752    28%      11,125    24%      13,170    26%      13,843    23%
                                                    ---------   ---    ---------   ---    ---------   ---    ---------   ---
TOTAL SOFTWARE LICENSE REVENUE                      $  38,808   100%   $  46,190   100%   $  49,979   100%   $  61,089   100%
                                                    ---------   ---    ---------   ---    ---------   ---    ---------   ---

       SOFTWARE LICENSE REVENUE BY MARKET

Application Software Licenses:

       Suite-based [2]                              $   4,431    11%   $  13,716    30%   $  12,371    25%   $  22,062    36%
       Standalone [3]                                  11,280    29%       9,876    21%       9,095    18%       9,867    16%
                                                    ---------   ---    ---------   ---    ---------   ---    ---------   ---
Total Application Software Licenses                    15,711    40%      23,592    51%      21,466    43%      31,929    52%
Platform Software Licenses [4]                         23,097    60%      22,598    49%      28,513    57%      29,160    48%
                                                    ---------   ---    ---------   ---    ---------   ---    ---------   ---
TOTAL SOFTWARE LICENSE REVENUE                      $  38,808   100%   $  46,190   100%   $  49,979   100%   $  61,089   100%
                                                    ---------   ---    ---------   ---    ---------   ---    ---------   ---

       QUARTERLY TRANSACTIONS AND CUSTOMERS

Average Selling Price                               $      99          $     106          $     128          $     135
Number of  Software Transactions > $500                     6                 13                 15                 17
Number of New Customers                                   151                211                193                235
Percentage of License Revenue from New Customers          27%                40%                35%                44%
                                                    ---------   ---    ---------   ---    ---------   ---    ---------   ---

SELECTED BALANCE SHEET AND CASH FLOW INFORMATION

Cash, Cash Equivalents and Short-Term Investments   $ 284,039          $ 301,002          $ 312,636          $ 330,258
Cash Flow from Operations                           $  26,029          $  17,544          $  17,930          $  22,852
Repurchases of Convertible Notes                    $      --          $      --          $      --          $   8,931
Days Sales Outstanding                                     93                 80                 74                 73
                                                    ---------   ---    ---------   ---    ---------   ---    ---------   ---

                    HEADCOUNT

Quota-Carrying Sales Representatives [5]                   --                 --                240                235
                                                    ---------   ---    ---------   ---    ---------   ---    ---------   ---
North America Headcount                                 1,668    71%       1,669    72%       1,666    71%       1,605    70%
International Headcount                                   691    29%         664    28%         680    29%         676    30%
                                                    ---------   ---    ---------   ---    ---------   ---    ---------   ---
TOTAL COMPANY HEADCOUNT                                 2,359   100%       2,333   100%       2,346   100%       2,281   100%
                                                    ---------   ---    ---------   ---    ---------   ---    ---------   ---





                                                                        FISCAL 2003
                                                    ------------------------------------------------------    % CHANGE     % CHANGE
                                                           Q1                 Q2                 Q3          OVER Q2 03   OVER Q3 02
                                                    ----------------   ----------------   ----------------   ----------   ----------
               REVENUE ANALYSIS

Software License Revenue                            $  44,591    37%   $  51,136    41%   $  50,449    40%         -1%           1%
Maintenance and Services Revenue:
       Maintenance Revenue                             51,578    43%      52,405    41%      53,174    42%          1%          14%
       Consulting and Training Revenue [1]             23,710    20%      22,496    18%      22,936    18%          2%          -1%

Total Maintenance and Services Revenue                 75,288    63%      74,901    59%      76,110    60%          2%           9%
                                                    ---------   ---    ---------   ---    ---------   ---    --------     --------
TOTAL REVENUE                                       $ 119,879   100%   $ 126,037   100%   $ 126,559   100%          0%           6%
                                                    ---------   ---    ---------   ---    ---------   ---    --------     --------

             REVENUE BY GEOGRAPHY

North America                                       $  74,905    62%   $  75,307    60%   $  76,887    61%          2%          -4%
International                                          44,974    38%      50,730    40%      49,672    39%         -2%          24%
                                                    ---------   ---    ---------   ---    ---------   ---    --------     --------
TOTAL REVENUE                                       $ 119,879   100%   $ 126,037   100%   $ 126,559   100%          0%           6%
                                                    ---------   ---    ---------   ---    ---------   ---    --------     --------

     SOFTWARE LICENSE REVENUE BY GEOGRAPHY

North America                                       $  26,564    60%   $  27,526    54%   $  28,890    57%          5%          -9%
International                                          18,027    40%      23,610    46%      21,559    43%         -9%          18%
                                                    ---------   ---    ---------   ---    ---------   ---    --------     --------
TOTAL SOFTWARE LICENSE REVENUE                      $  44,591   100%   $  51,136   100%   $  50,449   100%         -1%           1%
                                                    ---------   ---    ---------   ---    ---------   ---    --------     --------

      SOFTWARE LICENSE REVENUE BY CHANNEL

Direct                                              $  33,262    75%   $  37,103    73%   $  35,335    70%         -5%          -4%
Indirect                                               11,329    25%      14,033    27%      15,114    30%          8%          15%
                                                    ---------   ---    ---------   ---    ---------   ---    --------     --------
TOTAL SOFTWARE LICENSE REVENUE                      $  44,591   100%   $  51,136   100%   $  50,449   100%         -1%           1%
                                                    ---------   ---    ---------   ---    ---------   ---    --------     --------

       SOFTWARE LICENSE REVENUE BY MARKET

Application Software Licenses:

       Suite-based [2]                              $  18,576    42%   $  18,243    36%   $  24,442    48%         34%          98%
       Standalone [3]                                   5,085    11%       4,924     9%       4,828    10%         -2%         -47%
                                                    ---------   ---    ---------   ---    ---------   ---    --------     --------
Total Application Software Licenses                    23,661    53%      23,167    45%      29,270    58%         26%          36%
Platform Software Licenses [4]                         20,930    47%      27,969    55%      21,179    42%        -24%         -26%
                                                    ---------   ---    ---------   ---    ---------   ---    --------     --------
TOTAL SOFTWARE LICENSE REVENUE                      $  44,591   100%   $  51,136   100%   $  50,449   100%         -1%           1%
                                                    ---------   ---    ---------   ---    ---------   ---    --------     --------

       QUARTERLY TRANSACTIONS AND CUSTOMERS

Average Selling Price                               $     135          $     129          $     130                 1%           2%
Number of  Software Transactions > $500                     7                 13                 15                15%           0%
Number of New Customers                                   185                165                132               -20%         -32%
Percentage of License Revenue from New Customers          40%                35%                30%               -14%         -14%
                                                    ---------   ---    ---------   ---    ---------   ---    --------     --------

SELECTED BALANCE SHEET AND CASH FLOW INFORMATION

Cash, Cash Equivalents and Short-Term Investments   $ 346,022          $ 352,282          $ 388,783                10%          24%
Cash Flow from Operations                           $  26,153          $  14,527          $  32,165               121%          79%
Repurchases of Convertible Notes                    $   4,692          $  23,238          $      --              -100%          N/A
Days Sales Outstanding                                     61                 62                 55               -11%         -26%
                                                    ---------   ---    ---------   ---    ---------   ---    --------     --------

                    HEADCOUNT

Quota-Carrying Sales Representatives [5]                  230                223                213                -4%         -11%
                                                    ---------   ---    ---------   ---    ---------   ---    --------     --------
North America Headcount                                 1,579    70%       1,540    70%       1,525    70%         -1%          -8%
International Headcount                                   685    30%         666    30%         653    30%         -2%          -4%
                                                    ---------   ---    ---------   ---    ---------   ---    --------     --------
TOTAL COMPANY HEADCOUNT                                 2,264   100%       2,206   100%       2,178   100%         -1%          -7%
                                                    ---------   ---    ---------   ---    ---------   ---    --------     --------


Notes:

[1] Consulting and training revenues for periods prior to Q3 Fiscal 2002 have been reclassified to include reimbursed out-of-pocket expenses, which had previously been a reduction of expenses.

[2] Suite-based refers to Hyperion's newer business performance management family of applications. This family includes Hyperion Financial Management, Hyperion Planning, Hyperion Performance Scorecard, Hyperion Business Modeling and other associated products. These products may also be sold as individual applications.

[3] Includes Hyperion Enterprise and Hyperion Pillar.


[4] Formerly called "Technology Software Licenses." This includes Hyperion Essbase XTD platform services, Hyperion Essbase, Hyperion Analyzer, Hyperion Reports, Hyperion Application Builder and other associated Essbase XTD products.

[5] Disclosure commenced in Q3 Fiscal 2002.